EXHIBIT 10.7(b)

SCHEDULE OF EXECUTIVE OFFICERS PARTY TO THE

CHANGE IN CONTROL AGREEMENT FILED AS EXHIBIT 10.7(a)

Each of the parties identified below is party to a change in control agreement (“CIC Agreement”) with Advanced Medical Optics, Inc. substantially in the form of Exhibit 10.7 to the Current Report on Form 8-K of Advanced Medical Optics, Inc. filed on May 18, 2005.

Name of Executive	Benefit Level Under Section 6(a) of of CIC Agreement	Benefit Level Under Section 8(a) of of CIC Agreement
Sheree L. Aronson	One Time	One Year
Leonard R. Borrmann	Two Times	Two Years
Robert F. Gallagher	One Time	One Year
Francine D. Meza	Two Times	Two Years